UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 23, 2003


                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

          0-27460                                      16-1158413
  (Commission File Number)                 (I.R.S. Employer Identification No.)



205 Indigo Creek Drive, Rochester, N.Y.                            14626
(Address of principal executive offices)                         (Zip Code)

                                 (585) 256-0200
               Registrant's telephone number, including area code


                                (Not Applicable)
         (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits.

           (99.1) Press release issued by Performance Technologies, Incorporated on July 23, 2003.

Item 12.   Results of Operations and Financial Condition.

           On July 23, 2003, Performance Technologies, Incorporated announced its results of operations for the quarter and six months ended June 30, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     PERFORMANCE TECHNOLOGIES, INCORPORATED


July 23, 2003                                  By:/s/   Donald L. Turrell
                                                  -----------------------------
                                                          Donald L. Turrell
                                                            President and
                                                        Chief Executive Officer


July 23, 2003                                  By:/s/   Dorrance W.Lamb
                                                  -----------------------------
                                                          Dorrance W. Lamb
                                                    Chief Financial Officer and
                                                      Vice President, Finance

For more information contact:                                      Exhibit 99.1
Dorrance W. Lamb
Chief Financial Officer
Performance Technologies
585-256-0200 ext. 276
http://www.pt.com
finance@pt.com


             Performance Technologies Reports Continued Revenue and
                       Profit Growth in the Second Quarter


                  "14% Revenue Growth over First Quarter and a
                   91% Increase over the Second Quarter 2002"


ROCHESTER,  NY - July 23, 2003 --  Performance  Technologies,  Inc.  (Nasdaq NM:
PTIX), a leading developer of embedded computing products and system-level solutions for the communications, military and commercial markets, today announced financial results for the second quarter 2003.

Revenue in the second quarter 2003 was $12.6 million, compared to $6.6 million in the second quarter 2002. For the second quarter 2003, the results of operations include the Computing Products Group acquired in October 2002. Net income for the second quarter 2003 amounted to $.7 million, or $.06 per diluted share, compared to $.4 million, or $.03 per diluted share for the second quarter 2002, based on 12.4 million shares outstanding for each quarter.

Revenue for the six months ended June 30, 2003 was $23.7 million, compared to $13.0 million in the corresponding period a year earlier. Net income amounted to $1.0 million, or $.08 per diluted share for the first six months 2003, based on
12.3 million shares outstanding. Net income for the first six months 2002 amounted to $.8 million, or $.06 per diluted share including expenses associated with a restructuring charge recorded in the first quarter amounting to $.2 million (pre-tax), or $.01 per diluted share. Excluding the restructuring charge, net income for the first six months 2002 amounted to $.9 million, or $.07 per diluted share, based on 12.5 million shares outstanding.

Cash and marketable securities amounted to $24.0 million at June 30, 2003, compared to $24.1 million at the end of 2002, and no long-term debt existed at either date.

The following contains forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934 and is subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

With the Computing Products Group acquisition in October 2002, the Company substantially broadened its product offering to include computing and system platform products, and more than doubled its addressable market. More importantly, this acquisition enabled the Company to elevate its market position as a more complete supplier to its customers. Furthermore, a new business strategy was defined following the acquisition that management believes will continue to drive the Company's growth. This strategy is to supply "comprehensive" embedded system platforms incorporating multiple components from the Company's product portfolio.

Performance Technologies Reports Continued Revenue and Profit Growth in the Second Quarter Page 2

"The benefits of the Company's new business strategy are more evident and we are confident that there is considerable opportunity to improve our future top and bottom line performance," said Donald Turrell, President and Chief Executive Officer. "Nine months after embarking on this expanded strategy, the Company is realizing a number of measurable benefits with customers and our financial performance is improving."

There are clear indications that Performance Technologies' products are being evaluated for new programs earlier in the customer's design cycle. This increases the opportunity for "pull-through" of the Company's entire product line of network access, switching and signaling products into the customer's final product design. One clear example of the success and growth potential of this strategy is the Company's recent announcement of the Stratus Technologies design win. This customer transitioned from considering one of the Company's products before the Ziatech acquisition, to designing their next-generation, high availability communications server solution with four distinct Performance Technologies products. It was the Company's expanded product capabilities, combined with our ability to assure system interoperability that resulted in this significant design win.

Other measurable results of the new business strategy are revenue growth, margin improvement and enhanced profitability that the Company realized during the second quarter. The organization is focused on the continuation of this new momentum. In addition, management continues to aggressively seek opportunities to add acquired elements, products and technologies to its current capability.

Guidance

The Company's products are integrated into current and next-generation embedded systems infrastructure. Traditionally, design wins have been an important metric for management to judge the Company's product acceptance in its marketplace. Typically, design wins reach production volumes at varying rates, generally beginning twelve to eighteen months after the design win occurs. A variety of risks such as schedule delays, cancellations and changes in customer markets and economic conditions can adversely affect a design win before production is reached or during deployment. While management still believes that design wins are an important metric in evaluating the market acceptance of the Company's products, unfortunately as the economy slowed in 2001 and 2002, fewer customers were doing new design activity, and a smaller number of these design wins were moving into production than in the past. In addition, during difficult economic periods, frequently a substantial portion of the Company's revenue is derived from orders placed within the quarter and shipped in the final month of the quarter.

In the Company's target markets, capital spending appeared to stabilize during the fourth quarter 2002, and beginning in 2003 certain customers appear to be moving projects toward production. However, overall, new project development culminating in actual design wins in the quarter was still sluggish. During the second quarter 2003, the Company realized two new design wins for its IPnexusTM (including rebranded ZiatechTM products) and SEGwayTM product families. In addition, forward-looking visibility in the market is still limited.

Based upon the current business mix, the current backlog and review of sales forecasts, management expects revenue to be $12.5 million to $13.5 million in the third quarter 2003. Gross margin is expected to be approximately 47.5% to 49.5% and diluted earnings per share for the third quarter are expected to be between $.05 and $.09. The effective income tax rate for the third quarter is assumed to be 31%.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's recent Annual and Quarterly Reports, on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

Performance Technologies Reports Continued Revenue and Profit Growth in the Second Quarter Page 3

About Performance Technologies

Performance Technologies (Nasdaq NM: PTIX) is a leading developer of unified embedded computing products and system-level solutions for the communications, military and commercial markets. Serving the industry for over 20 years, our packet-based products enable equipment manufacturers and carriers to provide highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional operational and engineering facilities are located in San Diego and San Luis Obispo, California and Ottawa, Canada. For more information, visit www.pt.com.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid or unexpected changes in technologies, cancellation or delay of customer orders including those relating to design wins, changes in the product or customer mix of sales, delays in new product development, customer acceptance of new products and customer delays in qualification of products. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2002, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.

                                      ####

A conference call will be held on Thursday, July 24, 2003 at 10:00 a.m. EDT to discuss the Company's financial performance for the second quarter 2003. All interested institutional investors can participate in the conference call by dialing (888) 423-7081. The conference call will also be available simultaneously for all other investors at (888) 701-8678. The conference ID number is 1703356. A digital recording will be available two hours after the completion of the conference from July 24 through 26, 2003. To access Encore, US/Canada participants should dial (800) 642-1687 or for International/Local participants, dial (706) 645-9291 and enter the conference ID 1703356. A live Webcast of the conference call will also be available on the Performance Technologies Web site at www.pt.com. The Webcast will be archived to the Web site within two hours after the completion of the call.

             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                               ASSETS


                                                      June 30,      December 31,
                                                        2003            2002
                                                   -------------- --------------
                                                    (unaudited)

Current assets:
  Cash and cash equivalents                         $23,994,000     $22,077,000
  Marketable securities                                               2,006,000
  Accounts receivable                                 5,617,000       6,622,000
  Inventories                                         7,810,000       4,550,000
  Prepaid expenses and other assets                     360,000         942,000
  Deferred taxes                                      1,626,000       1,574,000
                                                   -------------- --------------
       Total current assets                          39,407,000      37,771,000

Property, equipment and improvements                  2,815,000       3,012,000
Software development costs                            2,207,000       2,068,000
Note receivable from unconsolidated company           1,000,000       1,000,000
Investment in unconsolidated company                  1,202,000       1,353,000
                                                   -------------- --------------

       Total assets                                 $46,631,000     $45,204,000
                                                   ============== ==============





                                            LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
  Accounts payable                                  $ 2,661,000     $ 1,926,000
  Income taxes payable                                  650,000         502,000
  Accrued expenses                                    2,884,000       3,213,000
                                                   -------------- --------------
       Total current liabilities                      6,195,000       5,641,000

Deferred taxes                                          774,000         754,000
                                                   -------------- --------------
       Total liabilities                              6,969,000       6,395,000
                                                   -------------- --------------

Stockholders' equity:
  Preferred stock
  Common stock                                          133,000         133,000
  Additional paid-in capital                         10,890,000      10,961,000
  Retained earnings                                  41,526,000      40,565,000
  Treasury stock                                    (12,825,000)    (12,782,000)
  Accumulated other comprehensive loss                  (62,000)        (68,000)
                                                   -------------- --------------
       Total stockholders' equity                    39,662,000      38,809,000
                                                   -------------- --------------
       Total liabilities and stockholders' equity   $46,631,000     $45,204,000
                                                   ============== ==============

             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
            FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                                   (unaudited)



                                                            Three Months Ended                      Six Months Ended
                                                                 June 30,                               June 30,
                                                         2003               2002                2003               2002
                                                    ----------------   ----------------    ---------------    ----------------

Sales                                                   $12,636,000         $6,619,000        $23,675,000         $13,026,000
Cost of goods sold                                        6,510,000          2,676,000         12,546,000           5,328,000
                                                    ----------------   ----------------    ---------------    ----------------
Gross profit                                              6,126,000          3,943,000         11,129,000           7,698,000
                                                    ----------------   ----------------    ---------------    ----------------

Operating expenses:
  Selling and marketing                                   1,446,000          1,210,000          2,808,000           2,273,000
  Research and development                                2,471,000          1,683,000          4,778,000           3,181,000
  General and administrative                              1,199,000            582,000          2,262,000           1,159,000
  Restructuring charge                                                                                                163,000
                                                    ----------------   ----------------    ---------------    ---------------
       Total operating expenses                           5,116,000          3,475,000          9,848,000           6,776,000
                                                    ----------------   ----------------    ---------------    ---------------
Income from operations                                    1,010,000            468,000          1,281,000             922,000

Other income, net                                           127,000            121,000            254,000             237,000
                                                    ----------------   ----------------    ---------------    ----------------
Income before income taxes and equity in
   loss of unconsolidated company                         1,137,000            589,000          1,535,000           1,159,000

Income tax provision                                        352,000            182,000            476,000             359,000
                                                    ----------------   ----------------    ---------------    ----------------
Income before equity in loss of
   unconsolidated company                                   785,000            407,000          1,059,000             800,000

Equity in loss of unconsolidated
   company, net of tax                                      (81,000)                              (98,000)
                                                    ----------------   ----------------    ---------------    ----------------
       Net income                                       $   704,000         $  407,000        $   961,000         $   800,000
                                                    ================   ================    ===============    ===============


Basic earnings per share                                $       .06         $      .03        $       .08         $       .07
                                                    ================   ================    ===============    ================

Weighted average common shares                           12,192,000         12,261,000         12,212,000          12,249,000
                                                    ================   ================    ===============    ================

Diluted earnings per share                              $       .06         $      .03        $       .08         $       .06
                                                    ================   ================    ===============    ================


Weighted average common and
  common equivalent shares                               12,429,000         12,385,000         12,332,000          12,468,000
                                                    ===============    ================    ===============    ===============
